DEAR FELLOW SHAREHOLDER:

  What a difference a year makes. In 1995, investors in utility securities realized a substantial rebound from 1994 when rising interest rates and moves toward a more competitive utility industry environment resulted in utility security holders experiencing negative total returns. In contrast to the negative total returns of 1994, Lipper Analytical Services, Inc. reported a 34.1% total return for the Fund in 1995 as compared with an average of 27.3% for Lipper's universe of open end utility funds. Both returns are based on changes in net asset value plus reinvestment of dividend income.

  Reflecting a narrowing of the market price premium to net asset value, the Fund's total return based on market prices was 24.8%. This compares with a total return of 29.1% for a Composite consisting of the returns of the Dow Jones Utility Index (which is made up entirely of utility equity securities) and the Lehman Brothers Utility Bond Index (which is made up entirely of utility debt securities) weighted in proportion to the market value of the Fund's holdings of equity and debt securities. Although the Fund's returns reflect the deduction of expenses, no expenses have been deducted in calculating the total return for the Composite. If expenses were deducted in calculating the total return for the Composite, the return would be lower.


                       [PERFORMANCE CHART APPEARS HERE]


                      Duff & Phelps Utilities Income Inc.
                           Total Return Performance
                        For Periods Ended Year End 1995
             ----------------------------------------------------
              Net Asset V.        Market Price         Composite
             ----------------------------------------------------

One Year         33.6%                24.8%              29.1%

             ----------------------------------------------------

Five Years       68.0%                63.0%              57.1%

             ----------------------------------------------------

Since           112.4%               101.8%             101.6%
Inception
             ----------------------------------------------------

--------
   * Total Return of a Fund shareholder in the Fund's Automatic Dividend Reinvestment Plan who exercised his/her rights during the 1992 and 1994 Rights Offerings.
  ** Weighted average of Dow Jones Utility Index and Lehman Brothers Utility
     Bond Index.
 *** January 28, 1987
Source: Duff & Phelps Investment Management Co.

  Long-term interest rates as measured by the 30-year Treasury bond closed 1995 at 5.94%, the lowest level since mid-October 1993. By comparison, the 30-year Treasury yield at the end of 1994 was 7.87%. The 1995 decline in interest rates was instrumental in the positive returns shown above.

  The Dow Jones Utility Index closed 1995 at 225.40, its 1995 high. Despite its substantial increase of 24.2% during the year, this 1995 close was still BELOW the level it was when the Fund came to market nine years ago (January
1987).

  In addition to an almost uninterrupted decline in long-term interest rates during 1995, utility investors also benefited from a general perception that the possible adverse effect from the transition to a deregulated, more competitive industry from a regulated monopoly is more long-term than immediate. In this regard, the utility commission in California (one of the states leading the charge to a more competitive environment) recently issued a long-awaited proposal on utility restructuring that in essence was more positive than negative. Most state commissions and legislatures continue to study the broad subject of utility restructuring with no meaningful final decisions yet rendered.

  The Fund continued to pay its regular six cent monthly dividend in 1995. In addition, and for the seventh out of the eight years since 1987, the Fund paid a supplemental year end dividend. This "extra" was one cent a share. Thus, the Fund's total dividend for 1995 aggregated 73 cents per share, an 8.1% dividend yield based on the year end 1995 closing market price of $9.00 per share of common stock. In addition, the Fund has never paid a return of capital where the dividends declared for any year exceeded the earnings available to pay those dividends.

  Throughout 1995, the Fund continued to sell at a market price which was above the Fund's net asset value. This market price premium over net asset value averaged 9.6% for 1995 although it was much lower at the end of the year. With the market price in January 1996 increasing at a faster rate than the improving net asset value, the premium widened to 6.7% as of January 26, 1996. At that time, the market price was $9.50 per share and the 73 cents per share dividend provided a 7.7% dividend yield.

  HISTORICAL RECORD--The chart on page one shows the historical total returns of a Fund shareholder who has participated in the Fund's automatic dividend reinvestment plan and who exercised all rights issued to him or her in the Fund's October 1992 and February 1994 rights offerings. The returns for the Fund reflect the deduction of expenses and assume that all distributions were reinvested in accordance with the terms of the Fund's dividend reinvestment plan, at prices which generally have been less than the then market price. Historical, hypothetical total returns for the Composite are also shown. As noted earlier, if expenses were deducted in calculating the total returns for the Composite, the returns would be lower.

  OUTLOOK--As in previous years, we continue to think that changing interest rate perceptions will continue to be the main factor influencing utility common stock and bond prices. In this respect, our current thinking for 1996 is for very modest increases in inflation and in gross domestic product. We also look for monetary policy to become more accommodating. Assuming no serious disruptions emanating from Washington D.C. involving the budget and/or the Federal debt limit, we anticipate somewhat lower interest rates in 1996.

  A declining interest rate environment in 1996 should be beneficial for prices of utility securities, both common stocks and bonds. Nonetheless, we know each utility company is unique and different with respect to management strategies, service area demographics, regulatory environments and other factors. Thus, selectivity will continue to be of prime importance.

  There continues to be movement in most states and in the Federal Government for a more deregulated, competitive utility industry. Last year, the Federal Energy Regulatory Commission (FERC) proposed that the nation's electric transmission system be open to all wholesale market participants on an equal basis and that utilities be entitled to full recovery of legitimate and verifiable stranded costs at both the federal and state level. A final ruling is likely around spring 1996.

  We continue to think resolution of the issues involved with a more competitive generating and transmission environment will evolve over several years and affect different companies in different ways. It is quite possible the principal businesses of the traditional integrated electric utility (generation, transmission and distribution) may separate into distinctly separate operating entities.

  As most state regulatory bodies continue to study the issues, many questions remain, such as what happens if competition/de-regulation leads to large industrial or municipal customers exiting a utility system for lower rates elsewhere thus reducing the remaining customer base on which fixed charges are amassed. Will the rates for the remaining customers increase? Or, will the utility investors suffer as a result of regulators authorizing a lower allowed rate of return? Complex issues indeed.

  Announced mergers between contiguous and sometimes non-contiguous utilities started to heat up during the second half of 1995. This merger activity reflects a strategy of recognizing the potential economies of scale associated with being larger. In addition, some U.S. utilities believe the path of increased earnings potential lies with foreign investments, particularly in the United Kingdom and Australia. Also, most utilities have instituted severe cost-cutting measures designed to improve the bottom line.

  In effect, these different strategies--mergers, investments in foreign utilities and cost-cutting--reflect the desire of most utility managements and their Boards of Directors to show earnings growth higher than it otherwise would be. Which strategies and which companies will be successful will be known over time. Hence the need for selectivity. Our intent is to continue to invest in those companies that best afford the Fund to meet its objective of providing you, the shareholder, with a relatively high level of income. With the help of our foreign utility investments and our REIT investments, we have accomplished this task in the past and we remain optimistic that we will continue to do so in the future.

  DIVIDENDS--At the Board of Directors meeting in mid-January 1996, your Directors declared the following monthly dividends:

      DIVIDENDS PER SHARE                RECORD DATE                           PAYMENT DATE
      -------------------                -----------                           ------------
            6 cents                        1-31-96                               2-12-96
            6 cents                        2-29-96                               3-11-96
            6 cents                        3-29-96                               4-10-96

  AUTOMATIC DIVIDEND REINVESTMENT PLAN AND DIRECT DEPOSIT SERVICE--The Fund has a dividend reinvestment plan available to all registered shareholders. As long as the market price of the common stock of the Fund exceeds or is equal to the net asset value per share, new shares for the dividend reinvestment program are issued at the greater of either 95% of the market price or the net asset value. If the market price per share of common stock is below the net asset value per share, shares are purchased in the open market at prevailing market prices, plus any brokerage commissions paid by The Bank of New York for all shares purchased by it in the reinvestment of the distribution and credited to the accounts of plan participants.

  For those shareholders whose shares are held for them by a brokerage house or nominee in "street-name", you may not participate in the Fund's automatic dividend reinvestment plan inasmuch as the Fund cannot communicate directly with you since the Fund does not have your name and address. Thus for those Fund shareholders in "street-name" desiring automatic dividend reinvestment, we suggest you contact your broker or other nominee.

  As an added service, the Fund now offers direct deposit service through electronic funds transfer to all registered shareholders currently receiving a monthly dividend check. Direct deposit provides automatic and immediate access to your funds on the dividend payment date and eliminates the possibility of mail delays and lost or stolen checks. This service is offered through The Bank of New York without any charge to you the shareholder.

  For more information and/or an authorization form on automatic dividend reinvestment or direct deposit, please contact The Bank of New York at 1-800-432-8224. You can also contact The Bank of New York by calling the Fund's toll free number of 1-800-680-4DNP.

  We appreciate your interest in Duff & Phelps Utilities Income Inc., and we will continue to do our best to be of service to you.
LOGO                                              LOGO
Claire V. Hansen, CFA                             Calvin J. Pedersen, CFA
Chairman                                          President and Chief
                                                  Executive Officer

                   REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To the Board of Directors and Stockholders of Duff & Phelps Utilities Income Inc.:

  We have audited the accompanying balance sheet of DUFF & PHELPS UTILITIES INCOME INC. (a Maryland corporation), including the schedule of investments, as of December 31, 1995, and the related statements of operations and cash flows for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for the years indicated thereon. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1995, by correspondence with the custodian and brokers. As to securities purchased but not received, we requested confirmation from brokers and, when replies were not received, we carried out alternative auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Duff & Phelps Utilities Income Inc. as of December 31, 1995, the results of its operations and cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the years indicated thereon, in conformity with generally accepted accounting principles.

                                       ARTHUR ANDERSEN LLP

Chicago, Illinois,
January 29, 1996

                      DUFF & PHELPS UTILITIES INCOME INC.
                            SCHEDULE OF INVESTMENTS
                               DECEMBER 31, 1995
    The accompanying notes are an integral part of the financial statements. COMMON STOCKS--69.7%

                                                                      MARKET
                                                                      VALUE
  SHARES   COMPANY                                                   (NOTE 1)
 --------- -------                                                --------------
           [] ECTRIC--48.5%
   874,700 Baltimore Gas & Electric Co.........................   $   24,928,950
 1,818,600 Boston Edison Co....................................       53,648,700
 1,315,000 Carolina Power & Light Co...........................       45,367,500
 2,036,000 Central and South West Corp.........................       56,753,500
   235,000 CINergy Corp........................................        7,196,875
   705,000 CIPSCO Inc..........................................       27,495,000
 1,300,000 CMS Energy Corp.....................................       38,837,500
 1,265,000 DQE Incorporated....................................       38,898,750
   780,000 Duke Power Co.......................................       36,952,500
   829,879 Eastern Utilities Associates........................       19,605,891
   470,000 Empresa Nacional De Electricidad ADR................       26,907,500
   762,000 Entergy Corp........................................       22,288,500
   950,000 Florida Progress Corp...............................       33,606,250
   300,000 FPL Group Inc.......................................       13,912,500
 2,050,000 General Public Utilities Corp.......................       69,700,000
   250,000 Houston Industries Inc..............................        6,062,500
 1,865,400 Illinova Corp.......................................       55,962,000
 1,067,200 IPALCO Enterprises Inc..............................       40,687,000
   570,900 LG&E Energy Corp....................................       24,120,525
   500,000 National Power PLC ADR..............................        4,625,000
 1,918,300 New England Electric System.........................       76,012,637
   707,000 Northeast Utilities.................................       17,233,125
 1,278,300 NIPSCO Industries Inc...............................       48,894,975
   350,000 Ohio Edison Co......................................        8,225,000
 1,600,000 PECO Energy Co......................................       48,200,000
   339,000 Pinnacle West Capital Corp..........................        9,746,250
   500,000 Portland General Corp...............................       14,562,500
   227,500 Powergen PLC ADR....................................        2,957,500
 1,250,000 Public Service Enterprise Group, Inc................       38,281,250
 1,151,200 Rochester Gas & Electric Corp.......................       26,045,900
 3,191,700 Southern Co.........................................       78,595,612
   945,000 TECO Energy Inc.....................................       24,215,625
   700,000 Unicom Corp.........................................       22,925,000
   690,000 Western Resources Inc...............................       23,028,750
                                                                  --------------
                                                                   1,086,481,065

                      DUFF & PHELPS UTILITIES INCOME INC.
                      SCHEDULE OF INVESTMENTS--(CONTINUED)
                               DECEMBER 31, 1995
    The accompanying notes are an integral part of the financial statements.

                                                                       MARKET
                                                                        VALUE
  SHARES   COMPANY                                                    (NOTE 1)
 --------- -------                                                   -----------


           [] GAS--1.0%
   661,600 Brooklyn Union Gas Co..................................    19,351,800
   225,000 CMS Energy Corp. Class G...............................     4,246,875
                                                                     -----------
                                                                      23,598,675
           [] TELECOMMUNICATION--15.0%
 1,443,100 Ameritech Corp.........................................    85,142,900
 1,100,094 AT&T Corp..............................................    71,231,087
   165,000 Bellsouth Corp.........................................     7,177,500
   789,100 Frontier Corp..........................................    23,673,000
   558,200 Nynex Corp.............................................    30,142,800
   400,000 Royal PTT Nederland ADS................................    14,500,000
 1,318,615 SBC Communications Inc.................................    75,820,363
   664,400 Telefonica De Espana ADS...............................    27,821,750
       600 Telefonos De Chile ADR.................................        49,725
                                                                     -----------
                                                                     335,559,125
           [] NON-UTILITY--5.2%
   253,800 CBL & Associates Properties Inc........................     5,520,150
   120,000 Chelsea GCA Realty Inc.................................     3,600,000
   100,000 Colonial Properties Trust..............................     2,550,000
   105,500 Cousins Properties Inc.................................     2,136,375
   300,000 Crescent Real Estate Equities Inc......................    10,237,500
   150,000 Developers Diversified Realty Corp.....................     4,500,000
   150,000 Equity Residential Properties Trust....................     4,593,750
   478,100 First Industrial Realty Trust..........................    10,757,250
   301,300 Gables Residential Trust...............................     6,892,237
   200,000 Highwoods Properties Inc...............................     5,650,000
   334,300 Liberty Property Trust.................................     6,936,725
   100,000 Meditrust..............................................     3,487,500
   412,100 Merry Land & Investment Inc............................     9,735,863
   295,000 Nationwide Health Properties...........................    12,390,000
   290,000 Oasis Residential Inc..................................     6,597,500
   250,000 SouthWest Property Trust Inc...........................     3,375,000
   273,400 TriNet Corporate Realty Trust..........................     7,450,150

                      DUFF & PHELPS UTILITIES INCOME INC.
                      SCHEDULE OF INVESTMENTS--(CONTINUED)
                               DECEMBER 31, 1995
    The accompanying notes are an integral part of the financial statements.

                                                                     MARKET
                                                                     VALUE
  SHARES   COMPANY                                                  (NOTE 1)
 --------- -------                                               --------------
   160,600 Vornado Realty Trust...............................        6,022,500
    75,000 Weeks Corp.........................................        1,884,375
    41,137 Weingarten Realty Investment.......................        1,563,206
                                                                 --------------
                                                                    115,880,081
                                                                 --------------
           Total Common Stocks (Cost--$1,419,682,438).........    1,561,518,946
                                                                 --------------

CONVERTIBLE PREFERRED STOCKS--0.1%

           [] NON-UTILITY--0.1%
    47,000 Tanger Factory Outlet Centers Inc. Series A........        1,063,375
                                                                 --------------
           Total Convertible Preferred Stocks (Cost--
           $989,350)..........................................        1,063,375
                                                                 --------------

BONDS--26.5%

                                                RATINGS
                                       --------------------------
                                                         STANDARD     MARKET
                                        DUFF &             AND        VALUE
  PAR VALUE  COMPANY                    PHELPS   MOODY'S  POOR'S     (NOTE 1)
 ----------- -------                   --------- ------- -------- --------------
             [] ELECTRIC--14.8%
 $24,920,000 Alabama Power Co.
             9%, due 12/01/24........  A+         A1       A+         28,224,940
  10,000,000 Carolina Power & Light
             Co.
             9%, due 4/01/22.........  A+         A2       A          10,692,590
  14,500,000 Commonwealth Edison Co.
             9 3/4%, due 2/15/20.....  BBB        Baa2     BBB        16,547,531
   7,500,000 Commonwealth Edison Co.
             9 7/8%, due 6/15/20.....  BBB        Baa2     BBB         8,893,170
  10,000,000 Commonwealth Edison Co.
             8 3/8%, due 2/15/23.....  BBB        Baa2     BBB        10,877,230
  35,000,000 CTC Mansfield Funding
             Corp.
             10 5/8%, due 9/30/16....  Not Rated  Aaa      AAA        37,556,960
   8,000,000 Duquesne Light Co.
             7.55%, due 6/15/25......  A-         Baa1     BBB+        8,100,720
  11,500,000 Georgia Power Co.
             7.95%, due 2/01/23......  AA-        A1       A+         12,116,688

                      DUFF & PHELPS UTILITIES INCOME INC.
                      SCHEDULE OF INVESTMENTS--(CONTINUED)
                               DECEMBER 31, 1995
    The accompanying notes are an integral part of the financial statements.

                                                 RATINGS
                                        --------------------------
                                                          STANDARD     MARKET
                                         DUFF &             AND        VALUE
  PAR VALUE  COMPANY                     PHELPS   MOODY'S  POOR'S     (NOTE 1)
 ----------- -------                    --------- ------- -------- --------------
   5,000,000 Gulf States Utilities
             8.94%, due 1/01/22......   Not Rated  Baa3     BBB-        5,588,300
  22,000,000 Illinois Power Co.
             8%, due 2/15/23.........   Not Rated  Baa2     BBB        23,144,220
  15,000,000 New York State Electric
             & Gas Corp.
             9 7/8, due 11/01/20.....   Not Rated  Baa1     BBB+       17,400,930
   4,000,000 New York State Electric
             & Gas Corp.
             8 7/8, due 11/01/21.....   Not Rated  Baa1     BBB+        4,548,344
   6,500,000 Ohio Edison Co.
             8 3/4%, due 2/15/98.....   BBB+       Baa2     BBB-        6,833,580
  14,105,000 Pennsylvania Power &
             Light Co.
             9 1/4%, due 10/01/19....   Not Rated  A3       A-         15,846,460
  16,850,000 Pennsylvania Power &
             Light Co.
             9 3/8%, due 7/01/21.....   Not Rated  A3       A-         19,938,184
  18,100,000 Potomac Electric Power
             Co.
             9%, due 6/01/21.........   AA-        A1       A          21,346,633
   8,000,000 Potomac Electric Power
             Co.
             7 3/8%, due 9/15/25.....   AA-        A1       A           8,311,320
     979,000 Public Service Electric
             & Gas Co.
             8 3/4%, due 11/01/21....   A          A2       A-          1,066,656
   8,001,000 Southern California
             Edison
             9 1/4%, due 12/22/22....   A+         A2       A+          8,338,578
  18,000,000 Texas Utilities Electric
             Co.
             9 3/4%, due 5/01/21.....   Not Rated  Baa2     BBB+       21,573,468
  10,000,000 Texas Utilities Electric
             Co.
             8 3/4%, due 11/01/23....   Not Rated  Baa2     BBB+       11,418,850
  10,000,000 Texas Utilities Electric
             Co.
             7 3/8%, due 10/01/25....   Not Rated  Baa2     BBB        10,187,500
  12,000,000 UtiliCorp United Inc.
             8%, due 3/01/23.........   BBB        Baa3     BBB        12,731,532
   8,530,000 Virginia Electric &
             Power Co.
             9 3/8%, due 6/01/98.....   A          A2       A           9,193,796
                                                                   --------------
                                                                      330,478,180

                      DUFF & PHELPS UTILITIES INCOME INC.
                      SCHEDULE OF INVESTMENTS--(CONTINUED)
                               DECEMBER 31, 1995
    The accompanying notes are an integral part of the financial statements.

                                                 RATINGS
                                        --------------------------
                                                          STANDARD     MARKET
                                         DUFF &             AND        VALUE
  PAR VALUE  COMPANY                     PHELPS   MOODY'S  POOR'S     (NOTE 1)
 ----------- -------                    --------- ------- -------- --------------
             [] GAS--2.4%
   6,000,000 Northwest Pipeline Corp.
             10.65%, due 11/15/18....   BBB        Baa1     BBB         6,422,196
  10,000,000 Phillips Petroleum Co. .
             9.18%, due 9/15/21......   Not Rated  Baa1     BBB        11,739,330
   9,500,000 Transco Energy
             9 1/8%, due 5/01/98.....   BBB-       Baa2     BBB-       10,195,789
  14,500,000 Transcontinental Gas
             Pipe Line Corp.
             9 1/8%, due 2/01/17.....   BBB        Baa1     BBB        15,282,145
   7,000,000 Williams Co.
             10 1/4%, due 7/15/20....   BBB-       Baa2     BBB-        9,690,317
                                                                   --------------
                                                                       53,329,777
             [] TELECOMMUNICATION--8.1%
  13,500,000 Bellsouth Capital
             Funding Corp.
             9 1/4%, due 1/15/98.....   AA+        Aa1      AAA        14,449,062
  47,500,000 GTE Corp.
             8.85%, due 3/01/98......   A-         Baa1     BBB+       50,375,412
  14,991,000 GTE Corp
             9 3/8%, due 12/01/00....   A-         Baa1     BBB+       17,003,932
   5,000,000 GTE Corp.
             10 1/4%, due 11/01/20...   A-         Baa1     BBB+        6,053,855
  11,995,000 Mountain States
             Telephone
             9 1/2%, due 5/01/00.....   AA         Aa3      AA-        13,641,074
  13,750,000 New England Telephone &
             Telegraph
             9%, due 8/01/31.........   AA         Aa2      AA-        16,762,639
  30,000,000 New York Telephone Co.
             7%, due 8/15/25.........   A          A2       A          29,925,000
  24,000,000 Pacific Bell
             8 1/2%, due 8/15/31.....   AA-        Aa3      AA-        26,780,352
   5,000,000 US West Communications
             8 7/8%, due 6/01/31.....   AA         Aa3      AA-         5,809,560
                                                                   --------------
                                                                      180,800,886

                      DUFF & PHELPS UTILITIES INCOME INC.
                      SCHEDULE OF INVESTMENTS--(CONTINUED)
                               DECEMBER 31, 1995
    The accompanying notes are an integral part of the financial statements.

                                                 RATINGS
                                         -----------------------
                                                        STANDARD     MARKET
                                         DUFF &           AND        VALUE
  PAR VALUE  COMPANY                     PHELPS MOODY'S  POOR'S     (NOTE 1)
 ----------- -------                     ------ ------- -------- --------------
             ^ NON-UTILITY--1.2%
  15,700,000 American General Corp.
             9 5/8%, due 2/01/18......   AA-      A1      AA-        17,265,431
   8,000,000 Dayton Hudson Corp.
             9 7/8%, due 7/01/20......   A+       A3      A          10,705,552
                                                                 --------------
                                                                     27,970,983
                                                                 --------------
             Total Bonds (Cost--$557,038,050)..................     592,579,826
                                                                 --------------

U.S. TREASURY OBLIGATIONS--3.5%
  40,500,000 U.S. Treasury Notes
             9 3/8%, due 4/15/96...............................      40,980,938
  29,000,000 U.S. Treasury Bonds
             11 3/4%, due 2/15/01..............................      37,120,000
                                                                 --------------
             Total U.S. Treasury Obligations (Cost--
             $76,756,367)......................................      78,100,938
                                                                 --------------

U.S. GOVERNMENT AGENCY OBLIGATIONS--0.1%
   2,185,416 Federal National Mortgage Association
             8%, due 5/01/05...................................       2,262,588
                                                                 --------------
             Total U. S. Government Agency Obligations (Cost--
             $2,258,491).......................................       2,262,588
                                                                 --------------

COMMERCIAL PAPER--0.4%
  10,000,000 American General Finance
             5.63%, due 1/03/96................................       9,997,096
                                                                 --------------
             Total Commercial Paper (Amortized cost--
             $9,997,096).......................................       9,997,096
                                                                 --------------
             TOTAL INVESTMENTS (Cost--$2,066,721,792)
             (100.3%)..........................................  $2,245,522,769
                                                                 ==============

The percentage shown for each investment category is the total value of that category as a percentage of the total net assets of the Fund.

    The accompanying notes are an integral part of the financial statements.
                      DUFF & PHELPS UTILITIES INCOME INC.
                                 BALANCE SHEET
                               DECEMBER 31, 1995

ASSETS:
Investments at market value:
 Common stocks (cost $1,419,682,438)..........................  $1,561,518,946
 Convertible preferred stock (cost $989,350)..................       1,063,375
 Bonds (cost $557,038,050)....................................     592,579,826
 U.S. Treasury obligations (cost $76,756,367).................      78,100,938
 U.S. Government agency obligations (cost $2,258,491).........       2,262,588
 Commercial paper (amortized cost $9,997,096).................       9,997,096
Interest-bearing deposits with custodian......................      28,159,874
Receivables:
 Securities sold..............................................      72,696,895
 Interest.....................................................      15,939,449
 Dividends....................................................      10,666,109
Pre-paid expenses.............................................         133,924
                                                               ---------------
  Total Assets................................................  $2,373,119,020
                                                               ===============
LIABILITIES:
Due to Adviser (Note 2).......................................  $    3,110,454
Due to Administrator (Note 2).................................         743,773
Dividends payable on common stock.............................      13,755,157
Dividends payable on remarketed preferred stock...............       1,873,844
Accrued expenses..............................................         994,246
Commercial paper outstanding (Note 6).........................     113,310,612
                                                               ---------------
  Total Liabilities...........................................     133,788,086
                                                               ---------------
CAPITAL:
Remarketed preferred stock ($.001 par value; 100,000,000
shares authorized and 5,000 shares issued and outstanding,
liquidation preference $100,000 per share) (Note 5)...........     500,000,000
                                                               ---------------
Common stock ($.001 par value; 250,000,000 shares authorized
and 196,502,240 shares issued and outstanding) (Note 4).......         196,502
Paid-in surplus (Note 4)......................................   1,750,316,882
Accumulated net realized loss on investments.................. (   190,497,161)
Undistributed net investment income...........................         513,734
Net unrealized appreciation on investments....................     178,800,977
                                                               ---------------
  Net assets applicable to common stock (equivalent to $8.85
  per share based on 196,502,240 shares outstanding)..........   1,739,330,934
                                                               ---------------
  Total Capital (Net Assets)..................................   2,239,330,934
                                                               ---------------
  Total Liabilities and Capital...............................  $2,373,119,020
                                                               ===============

                      DUFF & PHELPS UTILITIES INCOME INC.
                            STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1995

INVESTMENT INCOME:
 Interest......................................................... $ 60,933,681
 Dividends (less withholding tax of $351,675).....................  128,607,561
                                                                   ------------
  Total investment income.........................................  189,541,242
EXPENSES:
 Commercial paper interest expense (Note 6).......................    6,896,479
 Management fees (Note 2).........................................   11,689,418
 Administrative fees (Note 2).....................................    2,872,728
 Transfer agent fees..............................................      703,400
 Custodian fees...................................................      255,500
 Remarketing agent fees...........................................    1,267,360
 Shareholder reports..............................................      511,400
 Legal and audit fees.............................................      141,500
 Directors' fees (Note 2).........................................      164,500
 Other expenses...................................................      552,894
                                                                   ------------
  Total expenses..................................................   25,055,179
                                                                   ------------
  Net investment income...........................................  164,486,063
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
 Net realized gain on investments.................................   11,609,834
 Net change in unrealized appreciation on investments.............  305,307,239
                                                                   ------------
  Net gain on investments.........................................  316,917,073
                                                                   ------------
  Net increase in net assets resulting from operations............ $481,403,136
                                                                   ============

    The accompanying notes are an integral part of the financial statements.

                      DUFF & PHELPS UTILITIES INCOME INC.
                       STATEMENT OF CHANGES IN NET ASSETS

                                              FOR THE YEAR ENDED DECEMBER 31
                                              --------------------------------
                                                   1995             1994
                                              ---------------  ---------------
FROM OPERATIONS:
 Net investment income.......................  $  164,486,063     $149,966,073
 Net realized gain (loss) on investments.....      11,609,834  (   198,760,234)
 Net change in unrealized appreciation
 (depreciation) on investments...............     305,307,239  (   206,109,651)
                                              ---------------  ---------------
  Net increase (decrease) in net assets
  resulting from operations..................     481,403,136  (   254,903,812)
DISTRIBUTIONS TO STOCKHOLDERS FROM:
 Net investment income--preferred stock (Note
 5).......................................... (    22,621,518) (    17,049,118)
 Net investment income--common stock (Note
 3).......................................... (   142,377,331) (   134,229,742)
 Net long-term capital gains--common stock...               0  (            54)
                                              ---------------  ---------------
  Total distributions........................ (   164,998,849) (   151,278,914)
FROM CAPITAL STOCK TRANSACTIONS (NOTE 4):
 Shares issued to common stockholders from
 dividend reinvestment.......................      26,836,422       36,083,718
 Shares issued to common stockholders through
 rights offering.............................               0      248,355,802
                                              ---------------  ---------------
 Net increase in net assets derived from
 capital share transactions..................      26,836,422      284,439,520
                                              ---------------  ---------------
  Total increase (decrease)..................     343,240,709  (   121,743,206)
TOTAL NET ASSETS:
 Beginning of year...........................   1,896,090,225    2,017,833,431
                                              ---------------  ---------------
 End of year (including undistributed net
 investment income of $513,734 and $446,243
 respectively)...............................  $2,239,330,934   $1,896,090,225
                                              ===============  ===============

    The accompanying notes are an integral part of the financial statements.

                      DUFF & PHELPS UTILITIES INCOME INC.
                            STATEMENT OF CASH FLOWS
                      FOR THE YEAR ENDED DECEMBER 31, 1995

CASH FLOWS FROM (FOR):
OPERATING ACTIVITIES
 Interest received...........................  $   62,009,456
 Dividends received..........................     130,570,943
 Operating expenses paid (excluding
 interest)................................... (    18,032,117)
 Interest paid on commercial paper........... (     6,647,699)
                                              ---------------
  Net cash provided by operating activities..................   $167,900,583
INVESTING ACTIVITIES
 Purchase of investment securities........... ( 4,297,263,608)
 Proceeds from sale/redemption of investment
 securities..................................   4,271,105,207
 Return of capital on investments............       1,621,654
 Long-term capital gains dividends received..         173,507
                                              ---------------
  Net cash used in investing activities......................  (  24,363,240)
FINANCING ACTIVITIES
 Dividends paid.............................. (   162,721,126)
 Proceeds from issuance of common stock under
 dividend reinvestment plan..................      26,836,422
 Change in net proceeds from issuance of
 commercial paper............................ (       570,123)
                                              ---------------
  Net cash used in financing activities......................  ( 136,454,827)
                                                               -------------
Net increase in cash and cash equivalents....................      7,082,516
Cash and cash equivalents--beginning of year.................     21,077,358
                                                               -------------
Cash and cash equivalents--end of year.......................   $ 28,159,874
                                                               =============
Reconciliation of net investment income to
net cash provided by operating activities:
 Net investment income.......................................   $164,486,063
 Adjustments to reconcile net investment
 income to net cash provided by operating
 activities:
  Decrease in interest receivable............       1,075,775
  Decrease in dividends receivable...........       1,963,382
  Increase in accrued expenses...............         375,363
                                              ---------------
   Total adjustments.........................................      3,414,520
                                                               -------------
 Net cash provided by operating activities...................   $167,900,583
                                                               =============

    The accompanying notes are an integral part of the financial statements.

                      DUFF & PHELPS UTILITIES INCOME INC.
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 1995

(1) SIGNIFICANT ACCOUNTING POLICIES:

  Duff & Phelps Utilities Income Inc. (the "Fund") was incorporated under the laws of the State of Maryland on November 26, 1986. The Fund commenced operations on January 21, 1987, as a closed-end diversified management investment company registered under the Investment Company Act of 1940. The primary investment objectives of the Fund are current income and long-term growth of income. Capital appreciation is a secondary objective.

  The following are the significant accounting policies of the Fund:

    (a) The market values for securities are determined as follows:
  Securities traded on a national securities exchange or traded over-the-counter and quoted on the NASDAQ System are valued at last sales prices. Securities so traded for which there were no sales and other securities are valued at the mean of the most recent bid-asked quotations. Bonds not traded on a securities exchange nor quoted on the NASDAQ System are valued at a fair value using a procedure determined in good faith by the Board of Directors which includes the use of a pricing service. Each money market instrument having a maturity of 60 days or less is valued on an amortized cost basis, which approximates market value. Other assets and securities are valued at a fair value, as determined in good faith by the Board of Directors.

    (b) No provision is made for Federal income taxes since the Fund has elected to be taxed as a "regulated investment company" and has made such distributions to its shareholders deemed necessary to be relieved of all Federal income taxes under provisions of current Federal tax law. The Fund intends to utilize provisions of Federal income tax laws which allow a realized capital loss to be carried forward for eight years following the year of loss and offset such losses against any future realized gains. At December 31, 1995, the Fund had tax capital loss carryforwards of $201,770,357 which expire beginning on December 31, 2002.

    In 1993, the Fund adopted the American Institute of Certified Public Accountants' Statement of Position 93-2, "Determination, Disclosure and Financial Statement Presentation of Income, Capital Gain and Return of Capital Distributions by Investment Companies". In conformance with this statement, the Fund changed the classification of distributions to shareholders to better disclose the differences between financial statement amounts and distributions determined in accordance with federal income tax regulations. As a result, the accumulated net realized loss and undistributed net investment income captions on the balance sheet reflect book/tax temporary differences. These differences are a result of the deferral of wash sale losses, the accretion of market discount and the cash basis recognition of preferred dividends for tax purposes.

    (c) The accounts of the Fund are kept on the accrual basis of accounting. Security transactions are recorded on the trade date. Realized gains or losses from sales of securities are determined on the specific identified cost basis. Dividend income is recognized on the ex-dividend date. Interest income and expense are recognized on the accrual basis.

    (d) The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

                      DUFF & PHELPS UTILITIES INCOME INC.
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                               DECEMBER 31, 1995

(2) MANAGEMENT ARRANGEMENTS:

  The Fund has engaged Duff & Phelps Investment Management Co. (the "Adviser") to provide professional investment management services for the Fund and has engaged J. J. B. Hilliard, W. L. Lyons, Inc. (the "Administrator") to provide administrative and management services for the Fund. The Adviser receives a quarterly fee at an annual rate of .60% of the average weekly net assets of the Fund up to $1.5 billion and .50% of average weekly net assets in excess thereof. The Administrator receives a quarterly fee at annual rates of .25% of average weekly net assets up to $100 million, .20% of average weekly net assets from $100 million to $1 billion, .10% of average weekly net assets from $1 billion to $1.5 billion, and .06% of average weekly net assets in excess thereof. Directors of the Fund not affiliated with the Adviser receive a fee of $15,000 per year plus $1,000 per board or committee meeting attended. Committee Chairmen receive an additional fee of $2,500 per year. Transfer agent and custodian fees are paid to The Bank of New York.

(3) DIVIDENDS:

  The Board of Directors has authorized the following distributions to common stockholders from investment income in 1995:

 RECORD   PAYABLE  DIVIDEND
  DATE      DATE   PER SHARE
 ------   -------  ---------
01-31-95  02-10-95   $.06
02-28-95  03-10-95    .06
03-31-95  04-10-95    .06
04-28-95  05-10-95    .06
05-31-95  06-12-95    .06
06-30-95  07-10-95    .06

 RECORD   PAYABLE  DIVIDEND
  DATE      DATE   PER SHARE
 ------   -------  ---------
07-31-95  08-10-95   $.06
08-31-95  09-11-95    .06
09-29-95  10-10-95    .06
10-31-95  11-10-95    .06
11-30-95  12-11-95    .06
12-29-95  01-10-96    .07

(4) CAPITAL STOCK TRANSACTIONS:

  The Fund may purchase shares of its own stock in open market or private transactions, from time to time and in such amounts and at such prices (not exceeding $100,000 plus accumulated and unpaid dividends in the case of the Fund's remarketed preferred stock and less than net asset value in the case of the Fund's common stock) as management may deem advisable. Since any such purchases by the Fund of its common stock would be made at prices below net asset value, they would increase the net asset value per share of the remaining shares of common stock outstanding. The Fund has not purchased any shares of its common stock.

  Transactions in common stock and paid-in surplus during 1994 and 1995 were as follows:

                                      FOR THE YEAR ENDED DECEMBER 31
                           -----------------------------------------------------
                                      1994                       1995
                           -------------------------- --------------------------
                             SHARES        AMOUNT       SHARES        AMOUNT
                           ----------- -------------- ----------- --------------
Beginning capitalization.  157,286,747 $1,437,634,991 193,221,697 $1,723,676,962
Dividend reinvestment....    4,237,618     36,083,718   3,280,543     26,836,422
Shares issued through
rights offering..........   31,697,332    248,355,802     --            --
Accounting change (Note
1).......................      --           1,602,451     --            --
                           ----------- -------------- ----------- --------------
 Total capitalization....  193,221,697 $1,723,676,962 196,502,240 $1,750,513,384
                           =========== ============== =========== ==============

                      DUFF & PHELPS UTILITIES INCOME INC.
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                               DECEMBER 31, 1995

  In 1994, the Fund issued 31,697,332 shares of common stock through a rights offering for net proceeds of $248,355,802. The expenses incurred in connection with the issuance of the Rights were recorded as a reduction of paid-in surplus on common stock.

(5) REMARKETED PREFERRED STOCK:

  In 1988, the Fund issued 5,000 shares of Remarketed Preferred Stock ("RP") in five series of 1,000 shares each at a public offering price of $100,000 per share. The underwriting discount and other expenses incurred in connection with the issuance of the RP were recorded as a reduction of paid-in surplus on common stock. Dividends on the RP are cumulative at a rate which was initially established for each series at its offering. Since the initial offering of each series, the dividend rate on each series has been reset every 49 days by a remarketing process. Dividend rates ranged from 4.24% to 4.75% during the year ended December 31, 1995.

  The RP is redeemable at the option of the Fund on any dividend payment date at a redemption price equal to $100,000 per share, plus accumulated and unpaid dividends. The Fund is required to maintain certain asset coverage with respect to the RP, and the RP is subject to mandatory redemption if that asset coverage is not maintained. Each series of RP is also subject to mandatory redemption on a date certain as follows: Series A--November 28, 2012; Series B--November 18, 2015; Series C--November 7, 2018; Series D--December 22, 2021; and Series E--December 11, 2024.

  In general, the holders of the RP and of the Common Stock have equal voting rights of one vote per share, except that the holders of the RP, as a class, vote to elect two members of the Board of Directors, and separate class votes are required on certain matters that affect the respective interests of the RP and the Common Stock. The RP has a liquidation preference of $100,000 per share plus accumulated and unpaid dividends.

(6) COMMERCIAL PAPER:

  The Board of Directors has authorized the Fund to issue up to $200,000,000 of Commercial Paper Notes (the "Notes") in minimum denominations of $100,000 with maturities up to 270 days. The Notes generally will be sold on a discount basis, but may be sold on an interest-bearing basis. The Notes are not redeemable by the Fund nor are they subject to voluntary prepayment prior to maturity. The aggregate amount of Notes outstanding changes from time to time. The Notes are unsecured, general obligations of the Fund. The Fund has entered into a credit agreement to provide liquidity. The Fund is able to request loans under the credit agreement of up to $100,000,000 at any one time, subject to certain restrictions. Interest rates on the Notes ranged from 5.48% to 6.14% during the year ended December 31, 1995. At December 31, 1995, the Fund had Notes outstanding of $113,310,612.

(7) INVESTMENT TRANSACTIONS:

  For the year ended December 31, 1995, purchases and sales of investment securities (excluding short-term securities) were $3,908,909,340 and $3,950,012,855, respectively. For federal income tax purposes, at December 31, 1995, the gross unrealized depreciation on investments was $10,661,789 and gross unrealized appreciation was $177,765,502. The cost of investments for financial reporting and Federal income tax purposes was $2,066,721,792 and $2,078,419,056, respectively.

            FINANCIAL HIGHLIGHTS--SELECTED PER SHARE DATA AND RATIOS

  The table below provides information about income and capital changes for a share of common stock outstanding throughout the years indicated:

                                       FOR THE YEAR ENDED DECEMBER 31
                           ------------------------------------------------------
                              1995       1994       1993       1992       1991
                           ---------- ---------- ---------- ---------- ----------
Net asset value:
 Beginning of year.......    $ 7.23     $ 9.65     $ 9.67     $ 9.55     $ 8.29
                           ---------- ---------- ---------- ---------- ----------
Net investment income....      0.85       0.82       0.81       0.89       0.95
Net realized gain (loss)
and change in unrealized
appreciation/depreciation
on investments...........      1.62    (  2.42)      0.09       0.11       1.25
                           ---------- ---------- ---------- ---------- ----------
Total from investment
operations...............      2.47    (  1.60)      0.90       1.00       2.20
Dividends on preferred
stock from net investment
income...................   (  0.12)   (  0.10)   (  0.08)   (  0.10)   (  0.17)
Dividends on common stock
from net investment
income...................   (  0.73)   (  0.72)   (  0.74)   (  0.78)   (  0.77)
Dividends on common stock
from net realized capital
gains....................   (  0.00)   (  0.00)   (  0.10)   (  0.00)   (  0.00)
                           ---------- ---------- ---------- ---------- ----------
 Total distributions.....   (  0.85)   (  0.82)   (  0.92)   (  0.88)   (  0.94)
                           ---------- ---------- ---------- ---------- ----------
Net asset value:
 End of year.............    $ 8.85     $ 7.23     $ 9.65     $ 9.67     $ 9.55
                           ========== ========== ========== ========== ==========
Per share market value:
 End of year.............    $ 9.00     $ 7.88     $10.50     $10.50     $10.00
Ratio of expenses to
average net assets.......       1.23%     1.18%       1.04%      1.04%      1.17%
Total investment return..      24.77%   (18.04%)      8.43%     13.81%     24.56%
Ratio of net investment
income to average net
assets...................       8.13%     7.66%       6.09%      6.99%      7.75%
Portfolio turnover rate..     188.28%   129.56%      56.11%     43.30%     41.09%
Net assets, end of year
(000s omitted)...........  $2,239,331 $1,896,090 $2,017,833 $1,997,984 $1,863,427

BOARD OF DIRECTORS

WALLACE B. BEHNKE

HARRY J. BRUCE

FRANKLIN A. COLE

GORDON B. DAVIDSON

ROBERT J. DAY

CLAIRE V. HANSEN, CFA

FRANCIS E. JEFFRIES, CFA

NANCY LAMPTON

BERYL W. SPRINKEL

OFFICERS

CLAIRE V. HANSEN, CFA
Chairman

CALVIN J. PEDERSEN, CFA
President and Chief Executive  Officer

RICHARD J. SPLETZER, CFA, CIC
Senior Vice President and  Chief Investment Officer

T. BROOKS BEITTEL
Senior Vice President, Secretary and Treasurer

JOSEPH C. CURRY, JR.
Vice President

DIANNA P. WENGLER
Assistant Secretary

DUFF & PHELPS
UTILITIES INCOME INC.

Common stock listed on the New York Stock Exchange under the symbol DNP

55 East Monroe Street
Chicago, Illinois 60603
(800) 680-4367
(312) 368-5510

Investment Adviser

Duff & Phelps
Investment Management Co.
55 East Monroe Street
Chicago, Illinois 60603

Administrator

J.J.B. Hilliard, W.L. Lyons, Inc.
Hilliard Lyons Center
Louisville, Kentucky 40202
(502) 588-8400

Transfer Agent
Dividend Disbursing
Agent and Custodian

The Bank of New York
Shareholder Relations
Church Street Station
P.O. Box 11258
New York, New York 10286-1258
1-800-432-8224

Legal Counsel

Mayer, Brown & Platt
190 South LaSalle Street
Chicago, Illinois 60603

Independent Public Accountants

Arthur Andersen LLP
33 West Monroe Street
Chicago, Illinois 60603

                                                                   Duff & Phelps
                                                           Utilities Income Inc.


                                                                 4TH


                                                            ANNUAL REPORT

                                                            DECEMBER 31, 1995